Nile Pan Africa Fund

Nile Africa Natural Resources Fund

Nile Africa Fixed Income Fund,

each a series of the Nile Capital Investment Trust

Supplement dated October 22, 2010

to Prospectus dated April 21, 2010

Effective immediately, the section of the Funds’ prospectus entitled “FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES" is hereby amended to include the following language:

Redemption Fee

The Funds will deduct a 2.00% redemption fee on the redemption amount if you sell your shares within two years of purchase. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for two years or more are not subject to the 2.00% fee.  Redemption fees are paid to the Funds directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Funds have elected not to impose the redemption fee for:

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Redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

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Certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;

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Redemptions or exchanges in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;

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Involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees;

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Redemptions in connection with exchanges of shares between other Nile Funds or classes;

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Redemptions resulting from death, divorce decree or disability; or

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Other types of redemptions as Nile Capital Management, LLC or the Trust may determine in special situations and approved by the Funds’ or the adviser’s Chief Compliance Officer.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated April 21, 2010, which provide information that you should know about the Funds before investing.  These documents are available upon request and without charge by calling the Funds toll-free at 1-877-68-AFRICA (1-877-682-3742).

Please retain this Supplement for future reference.